FINANCIAL EXPENSES OR INCOME - Disclosure of finance expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Finance Expenses Or Income [Abstract]
Interest expense on bank loans and bank fees	$ (6,181)	$ (3,389)	$ (993)
Financial expenses in respect of change in fair value options	0	(310)	0
Financial expenses in respect of loans from others	(197)	(591)	(70)
Financial expenses in respect of other liabilities	(1,552)	(161)	(167)
Financial expenses in respect of leases liabilities	(333)	(330)	(260)
Financial Expenses in respect of exchange rate differences	(2,634)	0	(1,968)
Total Finance Expenses, Net	$ (10,897)	$ (4,781)	$ (3,458)